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                                                                    EXHIBIT 99.1


                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


     In connection with the Annual Report on Form 11-K for the year ended December 31, 2002 as filed on behalf of the Too, Inc. Savings and Retirement Plan (the "Plan") with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned, Kent A. Kleeberger and Ronald Sykes, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

  1) The Report fully complies with the requirements of Section 15(d) of the Securities Exchange Act of 1934; and

  2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Plan.

     A SIGNED ORIGINAL OF THIS WRITTEN STATEMENT REQUIRED BY SECTION 906 HAD BEEN PROVIDED TO TOO, INC. AND WILL BE RETAINED BY TOO, INC. AND FURNISHED TO THE SECURITIES AND EXCHANGE COMMISSION OR ITS STAFF UPON REQUEST.

Dated: June 30, 2003


                                     /s/ Kent A. Kleeberger
                                     --------------------------
                                     Kent A. Kleeberger
                                     Executive Vice President
                                     Chief Operating Officer
                                     Chief Financial Officer
                                     Too, Inc.


                                     /s/ Ronald Sykes
                                     --------------------------
                                     Ronald Sykes
                                     Senior Vice President - Human Resources
                                     Too, Inc.